EXHIBIT A

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

1.     Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

2.     Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 19, 2009

[Signature Pages Follow]

C/R CDM HOLDINGS II, L.P.

By:	Carlyle/Riverstone Energy Partners II, L.P.
Its General Partner

By: C/R Energy GP II, LLC
Its General Partner

By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

CARLYLE/RIVERSTONE ENERGY
PARTNERS II, L.P.

By:	C/R Energy GP II, LLC
Its: General Partner

By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

C/R ENERGY GP II, LLC

By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

TC GROUP INVESTMENT HOLDINGS, L.P.

By:	TCG Holdings II, L.P.
Its General Partner

By: DBD Investors V, L.L.C.
Its General Partner

By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director

TCG HOLDINGS II, L.P.

By:	DBD Investors V, L.L.C.
Its General Partner

By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director

DBD INVESTORS V, L.L.C.

By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director

RIVERSTONE INVESTMENT SERVICES LLC

By:	/s/ Thomas J. Walker
Name: Thomas J. Walker
Title: Authorized Person

RIVERSTONE HOLDINGS LLC

By:	/s/ Thomas J. Walker
Name: Thomas J. Walker
Title: Authorized Person

CARLYLE INVESTMENT MANAGEMENT
L.L.C.

	By:	TC Group, L.L.C.
Its: Managing Member

	By:	TCG Holdings, L.L.C.
Its: Managing Member

	By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director

TCG HOLDINGS, L.L.C.

	By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director

TC GROUP, L.L.C.

By:	TCG Holdings, L.L.C.
Its: Managing Member

	By:	/s/ Daniel A. D’Aniello
Name:Daniel A. D’Aniello
Title: Managing Director